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                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

                              THIRD QUARTER REPORT
                               September 30, 2002
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                             OFFICERS AND DIRECTORS

                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

DIRECTORS

Willard H. Altman, Jr.
Wesley E. Bellwood
Eric S. Ende
David Rees
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Eric S. Ende, PRESIDENT AND CHIEF
  INVESTMENT OFFICER
Steven R. Geist, SENIOR VICE PRESIDENT AND
  FIXED-INCOME MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
          SOR+ Preferred Stock
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                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

 During the most recent quarter, Source Capital's total net assets decreased to $391,014,769 from $459,798,110 at mid-year. Net asset value per Common Share decreased to $41.55 at September 30, 2002 from $50.24 at June 30, 2002. This decrease includes payment of a $1.15 cash distribution during the quarter.

INVESTMENT RESULTS

 In the most recent quarter, Source Capital's net asset value per share of Common Stock decreased 15.3% while total net assets declined 13.2% with both comparisons reflecting reinvestment of dividends and distributions paid during the period. In comparison, the Russell 2500 Index decreased 18.7% during the quarter, also on a reinvested basis.

  For the nine months ended September 30, 2002, the net asset value of Source Capital Common Stock decreased by 19.9% including reinvestment of distributions paid during the period, while total net assets declined 17.1%. These changes compare with a total negative return of 22.9% for the Russell 2500 Index.

NET INVESTMENT INCOME

 Net investment income totaled $1,017,905 for the third quarter and $2,821,825 for the nine months, a decrease of 2.3% and 15.4%, respectively, from the corresponding periods of 2001. After providing for Preferred dividends, net investment income per Common Share amounted to $(0.02) and $(0.09) for the quarter and nine months, respectively, compared with the $(0.02) and $(0.03) earned in the corresponding periods of 2001.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

 A regular quarterly distribution at the rate of $1.15 per share was paid on September 15, 2002 to shareholders of record on August 23, 2002. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $4.60 Common distribution rate is dependent upon achieving investment results which will sustain a net asset value of approximately $46.00.

PREFERRED DIVIDENDS

 The regular Preferred dividend of $0.60 per share was paid on September 15, 2002 to shareholders of record on August 23, 2002. Asset coverage on the Preferred shares was 722% on September 30, 2002, compared with 849% at June 30, 2002 and 921% at year-end 2001. Net investment income provided Preferred dividend coverage of 86% in the third quarter and 80% for the nine months of the current year, compared with 88% and 94%, respectively, in the corresponding periods of 2001.

MARKET PRICE OF SOURCE CAPITAL SHARES

 After increasing from $61.02 to $61.21 in the first half of 2002, the market price of Source Capital Common Stock decreased to $53.20 at September 30, 2002. This $8.01 decrease in market price was less than the $8.69 decline in net asset value during the quarter. As a result, the market premium to net asset value increased to 28.0% at September 30, 2002 from 21.8% at mid-year. The market price of Source Capital Preferred Stock increased to $31.50 at September 30, 2002 from $31.20 at June 30, 2002.
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COMMENTARY

 Despite the stock market's poor second-quarter performance, which we reviewed three months ago, the third quarter proved to be even worse. Concerns about both the economy and foreign policy weighed heavily on investor confidence, leading to declines for the major indexes of 17-20%. Source did modestly better, down 15.3% compared with 18.7% for the benchmark Russell 2500. For longer periods, Source's performance continues to be positive, and well ahead of the benchmark.

                                            PERIODS ENDING SEPTEMBER 30, 2002
                                   ----------------------------------------------------
                                   QUARTER      YTD      ONE YEAR   3 YEARS*   5 YEARS*
                                   --------   --------   --------   --------   --------
Source...........................  (15.3)%    (19.9)%      0.1%       7.0%       7.6%
Russell 2500.....................  (18.7)%    (22.9)%     (7.5)%     (0.9)%     (0.2)%
S&P 500..........................  (17.3)%    (28.2)%    (20.5)%    (12.9)%     (1.6)%
Nasdaq...........................  (19.9)%    (39.9)%    (21.8)%    (24.7)%     (7.0)%

* Annualized Returns

  It is noteworthy that the S&P and Nasdaq have now returned to price levels last seen 5 - 6 years ago. The S&P 500 investor has earned a zero return since May 1997, and the Nasdaq investor has done equally poorly since September 1996. In contrast, Source has approximately doubled over the past six years (assuming reinvestment of dividends), for a 12% annualized return.

  At this point, we would like to discuss the fixed-income portion of the Source Capital portfolio. Fixed-income currently represents approximately 13% of Source's total net assets. The last time we discussed the fixed-income portion of Source Capital was in the shareholder letter of the first quarter of 2000. We thought it was time for an update. The income received from the fixed-income portfolio is used to help pay the dividend on the Source Preferred Stock.

  As you may recall from the First Quarter 2000 letter, we look for bonds with a yield-to-maturity of at least 9% and at least 2x interest coverage after capital expenditures. We also compared the Source portfolio to that of the Lehman Aggregate Index. The Aggregate index is the most popular of the domestic Lehman indexes as it includes close to seven thousand issues of U.S. Treasuries, corporate bonds and other debt securities. The following table compares the current portfolio metrics against those of the first quarter 2000 portfolio as well as the current Lehman Aggregate characteristics.

                                     9/30/02     9/30/02     3/31/00
                                     SOURCE      LEHMAN      SOURCE
                                    ---------   ---------   ---------
Quality Rating....................     BA3         AAA         BA1
Avg. Maturity.....................  6.0 years   6.5 years   7.5 years
Duration..........................  2.3 years   3.9 years   3.3 years
Yield-to-Maturity.................    12.5%       4.1%        16.3%

  As you can see, while the index has a AAA investment-grade quality rating, the Source portfolio is rated BA3. This is not unexpected, given the yield requirements that we have placed on the portfolio. The yield-to-maturity of the portfolio is significantly higher than that of the index. In order to maintain the higher yield required for the Preferred dividend payout, it is expected that the fixed-income portfolio will remain at less than investment grade for the foreseeable future. At the same time, however, we have kept the maturity and duration of the portfolio shorter than that of the index in order to limit our interest-rate risk. It is also interesting to note that, compared to the March 2000 portfolio, the current portfolio has a shorter average maturity, lower duration, and a lower yield. The lower yield is a direct result of a Pathmark bond that was under duress in March 2000 and has since been re-capitalized and sold. Credit quality is currently lower by two notches than in March 2000, as we have had to use lower-rated bonds to meet our yield requirements.
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  An interesting aspect of managing the Source Capital portfolio is the benefit the bond portfolio can derive from our equity research. We would like to discuss a case in point by using the ACTUANT 13% 5/1/09 bonds as an example.

  Prior to July 31, 2000, a company called Applied Power consisted of two segments, electronics and industrial. The electronics segment focused on electronic enclosures such as those used by telecommunications companies, while the industrial segment concentrated on tools and supplies (e.g. high-force hydraulic tools) and engineered solutions (e.g. motion control systems for the RV, truck and automotive markets). In January of 2000, the company's board of directors authorized the spin-off of the electronics business using the name of Applied Power while the industrial business became known as Actuant.

  As equity analysts, we had followed the old Applied Power for several years as it met several of the financial metrics that we look for in companies. After the split, the new Applied Power was trading at valuation levels well in excess of our criteria. This was due to the fact that it was considered to be the fastest-growing piece of the business. The supposed slow growth Actuant business was unfortunately loaded up with the company debt. As a result, the balance sheet started off in terrible condition with over $430 million in debt and negative equity of $163 million. We were, however, attracted to the basic business and continued to monitor the debt reduction progress of the company. By March of 2002, Actuant had reduced debt by over $190 million and increased shareholder equity by $113 million. Our confidence in company management had increased considerably and we made our purchase of the bonds. Interest coverage after capital expenditures was 2.3x and the leverage ratio (defined as total debt divided by earnings before interest, taxes, depreciation and amortization) was a modest 3x. The bonds currently have a yield-to-maturity of 9.75%. By the way, the fast-growing Applied Power business has since filed for bankruptcy, as the entire technology sector has suffered severely in the last couple of years.

  Another example of how equity analysis and credit analysis can come together is furnished by our investment in the MANITOWOC 10.5% bonds due in 2012. Manitowoc's business is comprised of three segments: 1) the crane business which produces primarily lattice-boom cranes and tower cranes, 2) the foodservice equipment segment which produces commercial ice cube machines, ice/beverage dispensers, walk-in refrigerators and freezers, and 3) the marine segment which builds and repairs vessels for government and commercial use. We have owned the common stock in Source Capital since early-2000, as we liked both the company fundamentals and the senior management. In August of this year, the company issued these notes in order to refinance some existing debt that came about from an acquisition made earlier this year. The company covers interest after capital expenditures by 2.5x and the leverage ratio is a modest 3.9x. As long-term holders of the common stock, we felt very comfortable in purchasing this newly issued bond.

  We hope that the above discussion has shed some additional light on how some of the fixed-income investments are generated. The focus remains on fundamental research geared towards finding investments that preserve capital as well as provide a dependable stream of income.

                              Respectfully submitted,

                              /s/ Eric S. Ende
                              --------------------------------------------------
                              Eric S. Ende
                              President and
                                Chief Investment Officer
                              October 29, 2002

                            MAJOR PORTFOLIO CHANGES
                        Quarter Ended September 30, 2002

                                                                 Shares or         Ownership at
                                                                Face Amount     September 30, 2002
                                                              ----------------  -------------------
NET PURCHASES
COMMON STOCKS
Advanced Fibre Communications, Inc..........................     100,000 shs.        600,000 shs.
Cal Dive International, Inc.................................      30,000 shs.        510,000 shs.
CarMax, Inc.................................................      31,800 shs.         31,800 shs.
Cognex Corporation..........................................     170,000 shs.        400,000 shs.
Engelhard Corporation.......................................      37,000 shs.        300,000 shs.
Renal Care Group, Inc.......................................     120,000 shs.        120,000 shs.
CONVERTIBLE SECURITIES
IVAX Corporation -- 5.5% 2007...............................      $1,000,000          $3,000,000
LSI Logic Corporation -- 4.25% 2004.........................      $2,000,000          $2,000,000
NON-CONVERTIBLE SECURITIES
Manitowoc Company, Inc., The -- 10.5% 2012..................      $1,000,000          $1,000,000
Metaldyne Corporation -- 11% 2012...........................      $1,000,000          $2,000,000
OM Group, Inc. -- 9.25% 2011................................      $2,000,000          $4,000,000

NET SALES
COMMON STOCKS
Arrow Electronics, Inc......................................     370,000 shs.              --0--
Belden Inc..................................................     337,800 shs.              --0--
Donaldson Company, Inc......................................      47,000 shs.        113,000 shs.
Graco Inc...................................................      10,000 shs.        687,200 shs.
IDEX Corporation............................................      47,000 shs.        378,000 shs.
Landauer, Inc...............................................      60,000 shs.        293,000 shs.
Martin Marietta Materials, Inc..............................     200,000 shs.              --0--
O'Reilly Automotive, Inc....................................      15,000 shs.        652,500 shs.
Stratos Lightwave, Inc......................................     392,938 shs.              --0--
NON-CONVERTIBLE SECURITY
Westinghouse Air Brake Company -- 9.375% 2005...............      $3,000,000         --0--

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                        COMPOSITION OF TOTAL NET ASSETS*
                               September 30, 2002

Investment securities (cost $336,212,046):
  Common stocks...................................................  $332,597,457
  Convertible securities..........................................    21,948,400
  Non-convertible securities......................................    29,752,417
                                                                    ------------
                                                                    $384,298,274

Cash, receivables, short-term corporate notes, less liabilities...     6,716,495
                                                                    ------------
Total Net Assets at September 30, 2002............................  $391,014,769
                                                                    ============
Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 722%).......................  $ 54,153,330
                                                                    ============
Net Assets applicable to Common Stock -- $41.55 per share.........  $336,861,439
                                                                    ============

                         SUMMARY FINANCIAL INFORMATION*

                                For the Periods Ended September 30, 2002
                             -----------------------------------------------
                                   Nine Months             Three Months
                             -----------------------   ---------------------
                                 Total         Per        Total        Per
                                  Net        Common        Net        Common
                                Assets        Share       Assets      Share
                             -------------   -------   ------------   ------
Beginning of period........  $ 498,725,575   $55.45    $459,798,110   $50.24
Net gain (loss) on
  investments, realized and
  unrealized...............    (84,398,694)  (10.44)    (61,068,873)   (7.56)
Net investment income......      2,821,825     0.35       1,017,905     0.13
Quarterly dividends to
  Preferred shareholders...     (3,544,582)   (0.44)     (1,181,528)   (0.15)
Quarterly distributions to
  Common shareholders......    (27,756,673)   (3.45)     (9,285,621)   (1.15)
Proceeds from shares issued
  for distributions
  reinvested by
  shareholders.............      5,167,318     0.08       1,734,776     0.04
                             -------------   -------   ------------   ------
Net changes during
  period...................  $(107,710,806)  $(13.90)  $(68,783,341)  $(8.69)
                             -------------   -------   ------------   ------
End of period..............  $ 391,014,769   $41.55    $391,014,769   $41.55
                             =============   =======   ============   ======

                                      Sept. 30, 2002   June 30, 2002   Dec. 31, 2001
                                      ---------------  --------------  --------------
Common market price per share.......     $53.20           $61.21          $61.02
Common market premium to
  net asset value...................      28.0%           21.8%           10.1%
Preferred asset coverage............      722%             849%            921%
Preferred market price per share....     $31.50           $31.20          $30.20

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.

SOURCE CAPITAL, INC.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

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